[CROSS REFERENCE INSTRUMENT NUMBERS 20066145 AND 20132845]

FIRST AMENDMENT OF FIRST AMENDED AND RESTATED CONSTRUCTION LOAN MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FINANCING STATEMENT

This FIRST AMENDMENT OF FIRST AMENDED AND RESTATED CONSTRUCTION LOAN MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FINANCING STATEMENT (this “Amendment”) is dated as of July 23, 2015, is by and between CARDINAL ETHANOL, LLC (“Mortgagor”), an Indiana limited liability company whose address is 1554 North 600 E, Union City, Indiana 47390 and FIRST NATIONAL BANK OF OMAHA, a national banking association (“Mortgagee”), whose address is 1620 Dodge St., Stop 1029, Omaha, Nebraska 68197, Attention: Brad Brummund and amends that certain First Amended and Restated Construction Loan Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement dated June 10, 2013 (as amended, the "Mortgage") to and for the benefit of Mortgagee, encumbering certain property in Randolph County, Indiana legally described on Exhibit A attached hereto and made a part hereof, which Mortgage was recorded with the Randolph County Recorder on June 11, 2013 as Instrument #20132845.
W I T N E S S E T H:
WHEREAS, Mortgagor and Mortgagee have entered into a Fifth Amendment of First Amended and Restated Construction Loan Agreement dated of even date herewith (the “Amendment”) which amends that certain First Amended and Restated Construction Loan Agreement dated June 10, 2013 (as amended, the "Loan Agreement") and extends the Maturity Date;
WHEREAS, Mortgagor executed the Mortgage to secure the Obligations (as defined in the Mortgage), which included, without limitation, the repayment of Loans under the Loan Agreement; and
WHEREAS, Mortgagor and Mortgagee desire to extend the Maturity Date from January 8, 2021 to February 28, 2021 reflect the extension of such Maturity Date provided for in the Amendment.
NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
1.Each of the recitals set forth above are incorporated herein as if set forth verbatim.
2.The term “Mortgage”, as defined in the Mortgage, shall be deemed to mean the Mortgage as amended by this Amendment, as the same may be hereafter further amended, supplemented, restated or modified from time to time. Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Loan Agreement.
3.Recital B of the Mortgage is hereby amended to delete the reference to January 8, 2021 as the Maturity Date and inserting in lieu thereof February 28, 2021. All other references in the Mortgage or other Loan Documents which refer to the Maturity Date provided for in the Mortgage are hereby amended consistent with the foregoing.
4.Recital A of the Mortgage is hereby amended by deleting the reference to $28,889,410.44 as the principal amount of the Declining Revolving Credit Loan and inserting in lieu thereof $20,000,000.
5.Section 5.3 of the Mortgage is hereby amended by deleting the reference to Blake Suing in the Attention line of Mortgagee’s address and inserting in lieu thereof Brad Brummund, deleting the reference to Stop 1050 and inserting in lieu thereof Stop 1029 and deleting the Mortgagee’s zip code and inserting in lieu thereof 68197-1029.
6.The Mortgage, as amended by this Amendment, shall remain in full force and effect as originally executed and delivered by Mortgagor, except as expressly modified and amended herein. Mortgagor hereby confirms and reaffirms all of its obligations under the Mortgage, as modified and amended by this Amendment.
7.In the event any provision of this Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.
8.This Amendment may be executed in any number of counterparts with the same effect as if all of the parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

IN WITNESS WHEREOF, Mortgagor and Mortgagee have executed and delivered this Amendment as of the date first written above.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

MORTGAGOR:

CARDINAL ETHANOL, LLC, an Indiana limited liability company

By: /s/ William Dartt
Title: Chief Financial Officer

FIRST NATIONAL BANK OF OMAHA

By:     /s/ Brad Brummund
Title:     Vice President

Prepared by and after recording return to:

James M. Pfeffer
The Business Law Offices of
James M. Pfeffer, LLC
16363 Sahler St.
Omaha, Nebraska 68116

I affirm, under penalties for perjury that I have taken reasonable care to redact each Social Security Number in this document, unless required by law.

/s/ James M. Pfeffer
James M. Pfeffer

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF INDIANA        )
) ss.
COUNTY OF RANDOLPH        )

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 24 day of July, 2015, personally appeared William Dartt , to me known personally, and who, being by me duly sworn, deposes and says that he is the Chief Financial Officer of CARDINAL ETHANOL, LLC, an Indiana limited liability company, and that said instrument was signed on behalf of said limited liability company by authority of its board of directors and members, and said officer acknowledged said instrument to be the free act and deed of said limited liability company.

    /s/Heather A. Craig
Notary Public
My commission expires:

February 1, 2016

My County of Residence: Wayne

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF NEBRASKA        )
) ss.
COUNTY OF DOUGLAS        )

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this ____ day of July, 2015, personally appeared ____________________, to me known personally, and who, being by me duly sworn, deposes and says that he is a ______________________ of First National Bank of Omaha, a national banking association, and that said instrument was signed on behalf of said association by authority of its board of directors, and said _________________ acknowledged said instrument to be the free act and deed of said association.

_________________________________________
Notary Public
My commission expires:

______________________

My County of Residence: ______________________

EXHIBIT A

LEGAL DESCRIPTION

Tract I, containing 207.623 acres

Situated in the Northeast and Southeast Quarters, both being in Section 17, Township 20 North, Range 15 East, Wayne Township, Randolph County, Indiana, being more particularly described as follows:

Beginning at a mag nail found at the southeast corner of the Southeast Quarter in Indiana State Highway No. 32;

Thence North 89°50’43” West 1993.12 feet (bearing base established from State Plan Coordinates) along the south line of said Southeast Quarter, Indiana State Highway No. 32, to a mag nail set, witness an iron rod set North 00°09’17” East 30.00 feet (all iron rods set are 5/8” rebar with plastic cap stamped “RLS 20400025”);

Thence North 00°09’17” East 332.46 feet, to an iron rod set;

Thence North 89°50’43” West 298.90 feet, to an iron rod set;

Thence South 00°09’17” West 332.46 feet, to a mag nail set on the south line of said Southeast Quarter, witness an iron rod set North 00°09’17” East 30.00 feet;

Thence North 89°50’43” West 502.27 feet, along said south line, in said highway, to a mag nail found at said southwest corner of said Southeast Quarter, witness a concrete post found North 01°31’35” East 30.52 feet;

Thence North 01°31’35” East 2649.53 feet along the west line of said Southeast Quarter, to an iron rod set at the northwest corner of said Quarter (all iron rods set are 5/8” rebar with plastic cap stamped “RLS 20400025”);

Thence North 01°31’35” East 378.81 feet along the west line of said Northeast Quarter, to an iron rod set on the south right-of-way of the New York Central Lines Railroad;

Thence North 77°15’15” East 2775.43 feet along said south right-of-way, to a mag nail set on the east line of said Northeast Quarter, in Randolph County Road 600 East, witness a concrete end post found South 77°15’15” West 21.33 feet;

Thence South 00°40’05” West 1012.22 feet along the east line of said Northeast Quarter, in said County Road to an iron rod found at the southeast corner of said Northeast Quarter;

Thence South 00°23’58” West 2635.04 feet along the east line of said Southeast Quarter, in said road, to the point of beginning, containing 207.623 acres, more or less, there being 43.128 acres, more or less, in the Northeast Quarter and 164.495 acres, more or less, in the Southeast Quarter.

Tract II, containing 87.598 acres

Situated in the Northwest and Southwest Quarters, both in Section 17, Township 20 North, Range 15 East, Wayne Township, Randolph County, Indiana, being more particularly described as follows:

Beginning at a mag nail found at the southeast corner of the Southwest Quarter, in Indiana State Highway No.32, witness a concrete end post found North 01°31’35” East 30.52 feet;

Thence North 89°42’11” West 1320.67 feet (bearing base established from State Plan Coordinates) along the south line of said Southwest Quarter, in said State Highway, to a mag nail set at the Southeast corner of a 63.39 acre tract as recorded in Instrument 0002247, witness a concrete end post found North 01°12’42” East 30.49 feet;

Thence North 01°12’42” East 2652.77 feet along the east line of said 63.39 acre tract, to an iron rod set on the North line of said Southwest Quarter;

Thence North 01°12’42” East 64.26 feet, entering into the Northwest Quarter, to an iron rod set on the south right-of-way of the New York Central Lines Railroad (all iron rods set with plastic cap stamped 7955);

Thence North 77°15’15” East 1377.82 feet along said right-of-way, to an iron rod set on the east line of said Northwest Quarter;

Thence South 01°31’35” West 378.81 feet along the east line of said Northwest Quarter, to an iron rod set at the southeast corner of said Quarter;

Thence South 01°31’35” West 2649.53 feet along the east line of said Southwest Quarter, to the point of beginning, containing 87.598 acres, more or less, there being 80.807 acres, more or less, in the Southwest Quarter and 6.791 acres, more or less, in the Northwest Quarter.